UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 9, 2011
GLOBAL CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-30303	84-1522846
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6040 Upshaw Ste. 105 Humble, Texas		77396
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 441-2538

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

This Current Report on Form 8-K/A hereby amends and restates the Current Report on Form 8-K filed by Global Clean Energy, Inc. (the “Company”) on March 1, 2011, as amended and restated by Form 8-K/A filed on March 11, 2011 in its entirety, to include additional disclosure under Item 4.01 relating the dismissal of its independent public accountant and the retention of its new independent public accountant.

Item 4.01  Changes in Registrant’s Certifying Accountant.

On December 29, 2010, the Securities and Exchange Commission notified Global Clean Energy (the "Registrant" or the “Company”) that, effective December 14, 2010, the Public Accounting Oversight Board (“PCAOB”) revoked the registration of the Company's independent public accountant, Larry O’Donnell, CPA, P.C. ("O'Donnell").  The PCAOB revoked the registration of O’Donnell because of violations of PCAOB rules and auditing standards in auditing financial statements and noncooperation with the Board investigation.

In light of the PCAOB decision, on February 24, 2011, the Company notified O'Donnell that it had engaged ANKIT Consulting Services Inc. (“ANKIT”), as its new independent public accounting firm, at which time the Company dismissed O'Donnell.  The decision to dismiss O'Donnell and to engage ANKIT was approved by the Company's Board of Directors.

O'Donnell’s reports on the Company's consolidated balance sheets as of December 31, 2009 and December 31, 2008, and the related consolidated statements of operations and comprehensive loss, stockholders' equity (deficit), and cash flows for the years then ended did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years ended December 31, 2010 and 2009, and the subsequent interim period ended February 24, 2011 (the date of O'Donnell’s dismissal), there were no disagreements between Registrant and O'Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to O'Donnell’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Also, during such periods, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Registrant has provided O'Donnell with the foregoing disclosures and has requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether or not O'Donnell agrees with the statements made by Registrant herein.  However, O'Donnell cannot be located in spite of numerous efforts to contact him.

On February 24, 2011, the Company engaged ANKIT as its new independent public accounting firm to audit the Company's consolidated financial statements.  During the Company's two most recent fiscal years ending December 31, 2010 and 2009, and the subsequent interim period ended February 24, 2011 (the date of ANKIT’s engagement), the Company did not consult ANKIT with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, any reportable events or other matters set forth in Item 304(a)(2) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALCLEAN ENERGY, INC.

Date: March 17, 2011	By:	/s/ Kenneth S. Adessky
Kenneth S. Adessky
Chief Financial Officer